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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 1, 1997


                             FREMONT GENERAL CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)

                                       Nevada
                   (State or Other Jurisdiction of Incorporation)


             1-8007                                      95-2815260
    (Commission File Number)                (I.R.S. Employer Identification No.)

           2020 Santa Monica Boulevard - Suite 600 Santa Monica, CA 90404 (Address of Principal Executive Offices)
(Zip Code)

                                   (310) 315-5500
                 (Registrant's Telephone Number, Including Area Code)

                                         N/A
            (Former Name or Former Address, if Changes Since Last Report)


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     Item 2.        Acquisition or Disposition of Assets.

                            On August 1, 1997,  Fremont General  Corporation,  a
                    Nevada corporation (the "Company"), completed the acquisition of Industrial Indemnity Holdings, Inc. a Delaware corporation ("Industrial Indemnity"), pursuant to a Stock Purchase Agreement dated as of May 16, 1997 by and among the Company, Fremont Indemnity Company, a California corporation and wholly-owned subsidiary of the Company ("Fremont Indemnity") and Talegen Holdings, Inc., a Delaware corporation and subsidiary of Xerox Corporation ("Talegen"), whereby Fremont Indemnity purchased from Talegen all of the issued and outstanding capital stock of Industrial Indemnity. The purchase price paid by the Company consisted of $365 million in cash and the pay-off of approximately $79 million of an outstanding debt obligation that Industrial Indemnity owed to Talegen. Financing for the transaction was provided by internal funds and bank borrowings. The aggregate purchase price was determined pursuant to arms-length negotiations among the constituent corporations The acquisition will be treated as a purchase for accounting purposes.

                           Industrial    Indemnity,    which    specializes   in
                    underwriting workers' compensation insurance and providing risk management services, has a strong presence in the western United States dating back over 70 years. In 1996, Industrial Indemnity had gross premiums of $259 million, with invested assets of approximately $1.1 billion.

                           There   were,   and   are  to   date,   no   material
                    relationships between the Company, its subsidiaries, officers, or directors, and Talegen or Xerox Corporation, other than the previously described $79 million pay-off of an outstanding debt obligation negotiated as part of the purchase price.


     Item 7.        Financial Statements and Exhibits.

                    (a)      Financial statements of business acquired.

                           Financial  statements are not available at this time.
                    Such statements will be filed no later than October 15, 1997 as permitted by paragraph (a)(4) to Item 7 of Form 8-K.

                    (b)      Pro forma financial information.

                           Pro forma  financial  information is not available at
                    this time. Such information will be filed no later than October 15, 1997 as permitted by paragraph (b)(2) to item 7 of Form 8-K.

                    (c)      Exhibits.

                                                                                              Sequentially
     Exhibit                                                                                    Numbered
     Number                                   Description                                         Page
     -------        ------------------------------------------------------------              ------------
        2.1         Stock  Purchase  Agreement  by  and  among Talegen Holdings,
                    Inc.,   Fremont  Indemnity   Company  and  Fremont   General
                    Corporation dated as of  May  16,  1997  including  exhibits thereto.

        2.2         Tax Allocation and  Indemnification  Agreement,  dated as of
                    May 16, 1997 by and among Xerox  Financial  Services,  Inc.,
                    Talegen Holdings, Inc., Industrial Indemnity Holdings, Inc.,
                    Fremont   General   Corporation,   and   Fremont   Indemnity
                    Company, a California corporation.


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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  FREMONT GENERAL CORPORATION


     Date:  August 14, 1997                   BY: /s/   JOHN A. DONALDSON
                                                  ------------------------------
                                                  John A. Donaldson, Senior Vice
                                                  President, Controller and
                                                  Chief Accounting Officer


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